                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 1, 1998


                                 RISCORP, INC.
                           (Exact name of registrant
                          as specified in its charter)


     Florida                          0-27462                65-0335150
-------------------------------------------------------------------------------
     (State or other                  (Commission            (I.R.S. Employer
     jurisdiction of                  File Number)           Identification No.)
     incorporation)


     One Sarasota Tower, Suite 608
     Sarasota, Florida                                       34236
--------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (941) 366-5015


                                      N/A
                              --------------------
         (Former name or former address, if changed since last report)

     This document contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe", estimate", "intend," "anticipate", and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Asset Purchase Agreement dated June 17, 1997, by and among the Company, its subsidiaries, and Zenith Insurance Company ("Zenith"), a wholly owned subsidiary of Zenith National Insurance corp., the Company and its subsidiaries sold substantially all their operating assets to Zenith. The transaction was completed on April 1, 1998.

     The minimum purchase price for the transaction of $35 million was paid in cash at closing. Zenith also assumed $15 million in debt. The final purchase price will be the excess, if any, of the book value of the transferred assets over the transferred liabilities assumed by Zenith at closing. Within 70 days of closing, the Company's representatives are required to deliver to Zenith a closing date balance sheet representing the audited statement of transferred assets and transferred liabilities. Accordingly, until the Company's audited balance sheet as of the closing date is completed and the necessary calculations are agreed to by the parties, the final purchase price will not be determined. the final purchase price, less the $35 million paid at closing, will be payable in cash.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)     PRO FORMA FINANCIAL INFORMATION

        The Company is not filing with this initial report on Form 8-K the pro forma financial information relating to the asset disposition; however, the Company expects to file the required pro forma financial information by amendment no later than June 15, 1998.

(c)     EXHIBITS

        2.1 Asset Purchase Agreement dated, June 17, 1997, among Zenith Insurance Company and RISCORP, Inc., RISCORP Management Services, Inc., RISCORP of Illinois, Inc., Independent Association Administrators Incorporated, RISCORP Insurance Services, Inc., RISCORP Management Care Services, Inc., CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP Insurance Company, RISCORP West, Inc., RISCORP of Florida, Inc., RISCORP Insurance Company, RISCORP Services, Inc., RISCORP Staffing Solutions Holding Inc., RISCORP Staffing Solutions, Inc. I, and RISCORP Staffing Solutions, Inc. II (incorporated by reference to the Company's Proxy Statement dated March 3, 1998).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RISCORP, INC.



                                    By:  /s/ Walter E. Riehemann
                                         ---------------------------------------
                                         Walter E. Riehemann
                                         Secretary and Treasurer


Dated: April 15, 1998

                                 EXHIBIT INDEX

NUMBER                        DESCRIPTION                                         PAGE
------                        -----------                                         ----
2.1             Asset Purchase Agreement, dated June 17, 1997, among
                Zenith Insurance Company and RISCORP, Inc., RISCORP Management
                Services, Inc., RISCORP of Illinois, Inc., Independent
                Association Administrators Incorporated, RISCORP Insurance
                Services, Inc., RISCORP Management Care Services, Inc.,
                CompSource, Inc., RISCORP Real Estate Holdings, Inc., RISCORP
                Insurance Company, RISCORP West, Inc.,  RISCORP of Florida, Inc.,
                RISCORP Insurance Company, RISCORP Services, Inc., RISCORP
                Staffing Solutions Holdings, Inc., RISCORP Staffing Solutions,
                Inc. I, and RISCORP Staffing Solutions, Inc. II, (incorporated by reference to the Company's Proxy Statement dated March 3,
                1998).